SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 5, 2002
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired a limited partnership interest in Saw Mill Creek II Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership ("Saw Mill Creek II" or the "Local Limited Partnership").

         The following tables contain information concerning Saw Mill Creek II and its property:

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                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
SAW MILL      Saw Mill      Vicksburg    May 2002     $1,603,000   8 1BR Units   $273-447    $1,135,000   $547,090
CREEK II      Creek         (Kalamazoo                             16 2BR Units  $323-505    MSHDA (2)
              II            County),
              Apartments    Michigan                                                         $85,500
                                                                                             MSHDA
              1 building                                                                     HOME (3)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

(1) Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the Local Limited Partnership, and during which the property was completed and in service.

(2) Michigan State Housing Development Authority will provide the first mortgage loan for a term of 35 years at an interest rate of 4.5% per annum. Principal and interest will be payable monthly based on a 35-year amortization schedule.

(3) Michigan State Housing Development Authority HOME funds will be used for the second mortgage loan for a term of 35 years at no interest. Principal will be payable monthly based on a 35-year amortization schedule.

Vicksburg (Saw Mill Creek II): Vicksburg is in Kalamazoo County, Michigan near Interstate Highway 94 just south of Kalamazoo in the southwestern portion of Michigan. The population is approximately 10,000. The major employers for Vicksburg residents are Fox River Paper Company, Triple S Plastics, and Vicksburg Community Schools.

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                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER      MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
SAW MILL         Raymond T.  Cato         $209,124       Series 9:       99.98/.01/.01        $382,886
CREEK II         Cato        Management,                 Greater of      30/70
                             Ltd.                        $1,000 or 15%
                                                         LGP: 70% of
                 Christopher                             the balance
                 R. Cato                                 The balance:
                                                         30/70
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------

(1) The Local Limited Partnership is authorized to employ either its local general partner or an affiliate of its local general partner, or a third party, as property manager for leasing and management of the property. The fee payable to the property manager is determined pursuant to market conditions.

(2) The Local Limited Partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partner ("LGP") of the Local Limited Partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 9,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the local general partner.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the property of (i) Series 9 and (ii) the local general partner. Net cash proceeds from sale or refinancing of the property is equal to the sale proceeds less payment of the mortgage loan and other Local Limited Partnership obligations.

(6) Series 9 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Proforma Balance Sheet, March 31, 2002
                 Notes to Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement Of Limited Partnership Of Saw Mill Creek II Limited Dividend Housing Association Limited Partnership

         10.2 First Amendment to the Amended and Restated Agreement Of Limited Partnership Of Saw Mill Creek II Limited Dividend Housing Association Limited Partnership

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                                  WNC HOUSING TAX CREDIT FUND VI, L.P., Series 9
                                        (A California Limited Partnership)
                                         UNAUDITED PROFORMA BALANCE SHEET
                                                  March 31, 2002

                                                      ASSETS
                                                       Historical               Proforma                 Proforma
                                                        Balance                Adjustments               Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                            $     1,221,805         $      1,559,910         $
                                                                                     (161,370)
                                                                                       79,000               2,699,345

Subscription and notes receivable                            364,026                  (79,000)                285,026

Investment in limited partnerships                           173,781                3,236,413
                                                                                      161,370               3,571,564
                                                    -----------------       ------------------       -----------------

                                                     $     1,759,612         $      4,796,323         $     6,555,935
                                                    =================       ==================       =================


                                         LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
  Due to limited partnerships                         $            -         $      3,236,413         $     3,236,413

  Accrued fees and expenses due to
   general partner and affiliates                            228,940                        -                 228,940
  Other liabilities                                            6,900                        -                   6,900
                                                    -----------------       ------------------       -----------------
                                                             235,840                3,236,413               3,472,253
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                                 92                   (2,331)                 (2,239)
  Limited partners (25,000 units
    authorized and 1,933 units issued and
    outstanding at March 31, 2002)                         1,523,680                1,562,241               3,085.921
                                                    -----------------       ------------------       -----------------

              Total partners' equity                       1,523,772                1,559,910               3,083,682
                                                    -----------------       ------------------       -----------------

                                                     $     1,759,612         $      4,796,323         $     6,555,935
                                                    =================       ==================       =================


                                   See Accompanying Notes to Unaudited Proforma Balance Sheet
                                                              FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)

                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET

                                 March 31, 2002


NOTE 1 - GENERAL

The information contained in the following notes to the unaudited proforma balance sheet is condensed from that which appears in the historical audited annual financial statements. Accordingly, this unaudited proforma balance sheet should be reviewed in conjunction with the audited financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 9 financial statements dated March 31, 2002 included in the Form 10 K filed with the Securities and Exchange Commission on May 29, 2002. WNC Housing Tax Credit Fund VI, L.P., Series 9 is referred to in these notes as the "Partnership."

The five limited partnerships, (seven apartment complexes), were under construction or rehabilitation during the period presented and had no operations which should be reported. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of March 31, 2002, the Partnership had acquired no limited partnership interests. Subsequent to March 31, 2002, the Partnership has acquired an interest in four limited partnerships: Byhalia Estates, L.P. a Mississippi limited partnership, (BYHALIA), Parker Estates, L.P., a Mississippi limited partnership, (PARKER) and Preservation Partners III, Limited Partnership, an Illinois limited partnership. (PRESERVATION III), Saw Mill Creek II Limited Dividend Housing Association Limited Partnership, a Michigan limited partnership (SAW MILL CREEK II). Each owns one apartment complex. The Partnership is negotiating to acquire a limited partnership interest in one other partnership that owns three apartment complexes: Mendota I, L.P., an Illinois limited Partnership (MENDOTA I) owns Kingsfield Apartments, Morris Family Apartments and Westridge Family Apartments. These five investments commit the Partnership to capital contributions as follows:


                        BYHALIA                           $             244,482
                        PARKER                                          328,465
                        PRESERVATION III                                578,877
                        MENDOTA I                                     1,701,703
                        SAW MILL CREEK II                               382,886
                                                         -----------------------

                        TOTAL                             $           3,236,413
                                                         =======================

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)

              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED

                                 March 31, 2002



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at March 31, 2002. The first adjustment to cash and the adjustment to partners' equity of $1,559,910 reflects the net proceeds from April 1 to June 5, 2002 from issuance of 1,793 units of limited partners' capital ($1,793,000 less commissions and offering costs of $233,090). The second adjustment to cash and the second adjustment to investment in limited partnerships reflects the acquisition fees and costs from the proceeds raised from April 1 to June 5, 2002. The third adjustment to cash reflects the net decrease in subscriptions receivable. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $3,236,413 reflects the Partnership's acquisition of the five limited partnership interests as if the Partnership's date of acquisition was March 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: June 11, 2002              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement Of Limited Partnership Of Saw Mill Creek II Limited Dividend Housing Association Limited Partnership

     10.2 First Amendment to the Amended and Restated Agreement Of Limited Partnership Of Saw Mill Creek II Limited Dividend Housing Association Limited Partnership